AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT


           This Amendment, dated as of November 1, 1995, to the Employment Agreement, dated as of December 1, 1993 (the "Agreement"), between Interstate National Dealer Services, Inc. (the "Company" and Cindy H. Luby (the "Executive").

           WHEREAS,  the Company and the Executive are parties to the Agreement,
providing  for  the   employment  by  the  Company  of  the  Executive  and  for compensation and benefits to be provided to the Executive; and

           WHEREAS, the parties hereto desire to amend the Agreement to employ the Executive in a new capacity and to increase the compensation paid to the Executive.

           NOW, THEREFORE, the parties hereto agree that the Agreement is amended as follows:

                4. Section 1 of the Agreement is hereby amended in its entirety to read as follows:

                Employment, Services. The Company agrees to employ the Executive as President and Chief Operating Officer of the Company subject to the supervision of and reporting only to the Board of Directors of the Company and the Chairman and Chief Executive Officer of the Company, with such executive duties and responsibilities assigned to her consistent with her position. The Executive hereby accepts such employment and agrees to devote her best talents, efforts and abilities on a full-time basis to the performance of such services.

                5. Section 2(a) is hereby amended to increase the Executive's annual salary from $72,000 to $100,000.

                6. Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                7. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute a single agreement.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                    INTERSTATE NATIONAL
                                    DEALER SERVICES, INC.

                                    By: __________________



                                    ----------------------
                                    Cindy H. Luby




Confirmed:

---------------------
A Director of
Interstate National
Dealer Services, Inc.